SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   F O R M 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 20, 1998
                                                  ------------------------------


                                A V N E T, I N C.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


       1-4224                                         11-1890605
-----------------------                     ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


          2211 South 47th Street, Phoenix, Arizona            85034
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            (Address of principal executive offices)        (Zip Code)


                                 (602) 643-2000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On August 20, 1998, the Registrant sold $200,000,000 aggregate principal amount of 6.45% Notes Due August 15, 2003 (the "Notes"), in an underwritten public offering pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-53691 (the "Registration Statement").


Item 7.  Financial Statement and Exhibits.

     (c) Exhibits:

     The exhibits listed below relate to the Registration Statement and are filed herewith for incorporation by reference in such Registration Statement:


 Exhibit Number                    Description of Exhibit
 --------------                    ----------------------

        1 Pricing Agreement dated August 20, 1998, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to the Notes (included in Exhibit 4 below as Exhibit C thereto).

        4 Officers' Certificate dated August 20, 1998, providing for the Notes, including (a) the form of the Notes, and
                    (b) the Pricing Agreement referred to in Exhibit 1 above.

        5 Opinion of David R. Birk with respect to the legality of the Notes.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     AVNET, INC.



Date: August 20, 1998                       By: /s/Raymond Sadowski
                                                -------------------
                                                Raymond Sadowski
                                                Senior Vice President and
                                                Chief Financial Officer

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



                                  EXHIBIT INDEX


Exhibit Number               Description of Exhibit
--------------               ----------------------

       1 Pricing Agreement dated August 20, 1998, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to the Registrant's 6.45% Notes Due August 15, 2003 (the "Notes") (included in
                       Exhibit   4  below   as   Exhibit   C
                       thereto).

       4 Officers' Certificate dated August 20, 1998, providing for the Notes, including (a) the form of the Notes, and (b) the Pricing Agreement referred to in Exhibit 1 above.

       5               Opinion of David R. Birk with respect
                       to the legality of the Notes.




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